Exhibit 99.3

Merger announcement Message

Since the concept and vision of BTH Bank was contemplated in 2011 and later established on January 16, 2013, the bank, its leadership and colleagues have exhibited a relentless passion and commitment for success of the bank. The BTH Bank contrarian business model assumed necessary risk to generate a more desirable reward for shareholders, bankers and customers. Although BTH Bank has historically not established numeric goals, the results generated by the bank have been extraordinary. We accept these results with the utmost humility, and remain grateful to those (shareholders, customers, colleagues and regulatory supervision) who have afforded the bank opportunities from which to excel and succeed. Not only have the results achieved thus far been rewarding, but equally fulfilling has been the journey. We have often avowed “the most successful will take the time to do what the less successful will not”, and BTH Bank is a testament to this philosophy.

Since 2013, BTH Bank has Imagined, Believed, Executed and Enjoyed the fresh unique approach to banking. Not only has the journey been financially rewarding, but it has also provided an emotional benefit and gratitude as the bank has served OTHERS with their various banking needs and services. By design, the intent of the bank was to plateau its growth by 2018, as the bank’s infrastructure and efficiency likely would not permit the same growth pace beyond 2018. Since 2018, the bank has experienced opportunity costs for growth and productivity due to its maximized efficiency. Because of this culmination of events, in recent years, bank leadership has deliberated on the most effective and efficient ways to resume its growth. Continued growth would need to be organic, as the bank’s infrastructure is not adequately equipped to pursue bank acquisitions. Accelerating organic growth would require a significant capital investment in additional depth of personnel, particularly within the areas of lending, compliance and administration. As the bank has contemplated and prepared to resume its organic growth, we were unexpectedly approached by Drake Mills, Chairman, CEO and President of Origin Bancorp, with a unique and compelling proposition to partner, as opposed to continuing the BTH Bank growth path alone and organically. In furtherance of the BTH Bank journey, we are pleased and proud to formally announce that BT Holdings, Inc. has recently executed a definitive agreement to merge with Origin Bancorp. Given Origin’s size and more robust infrastructure, BTH Bank will be able to continue its growth plans throughout northeast Texas and ultimately resume its growth at a swifter pace due to the vast offerings of products and services available to Origin customers. Origin has yet to operate in east Texas; thus, the addition of BTH Bank east Texas operations is an anticipated path to further enhance shareholder value and appreciation. Furthermore, the addition of BTH Bank Dallas-Fort Worth banking relationships to the existing Origin Dallas-Fort Worth banking relationships should represent a significant increase in assets and market share. Origin maintains its charter in Choudrant, Louisiana, operating since 1912. Origin has approximately 44 banking centers throughout Louisiana, Mississippi and Texas. Most of the banking assets (approaching $8 billion) lie within the markets surrounding North Louisiana, Jackson, Mississippi, Houston, Texas and the Dallas-Fort Worth Metroplex. Since 2018, Origin has operated as a publicly traded financial holding company, trading on the NASDAQ under the ticker symbol “OBNK”.

We do not consider the opportunity with Origin an absolute sale of BTH Bank, but rather an opportunity to align with an equally long-standing banking organization with a like-minded approach to a customer beneficial banking model focus on OTHERS. BTH Bank was built to operate perpetually; hence, the bank’s mantra “our exit strategy is there is none”. As with any successful business venture, the BTH Bank financial performance and results have been an attraction and of keen interest to its peer bank community. Although BTH Bank has no exit strategy, the unsolicited Origin strategic opportunity has surfaced, and the Board is satisfying its fiduciary duty to consider and explore the proposed merger.  Pursuant to the proposed merger, BT Holdings, Inc. shareholders will become Origin shareholders and will have more liquidity in their investment. BT Holdings, Inc. shareholders will have board representation within Origin as well, as two positions on the board of directors of Origin Bancorp will be assumed by BTH Bank leadership.

As we proceed toward the merger, we will continually endeavor to provide the bankers with the opportunity to grow personally, professionally, and financially; to provide professional, CUSTOMER BENEFICIAL and friendly banking services; to produce an attractive return on shareholder equity for the near and longer term; and strive each day and on each banking transaction/service to treat others as we would want to be treated. BTH Bank and Origin Bank will paddle in sync, and we hope you will continue this journey with us as we BELIEVE the best is yet to come!

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Origin Bancorp, Inc. (“Origin”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Origin’s current expectations and assumptions regarding Origin’s and BT Holdings, Inc.’s (“BTH’s”) businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect Origin’s or BTH’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Origin and BTH, the outcome of any legal proceedings that may be instituted against Origin or BTH, delays in completing the transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Origin and BTH do business, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, the ability to complete the transaction and integration of Origin and BTH successfully, and the dilution caused by Origin’s issuance of additional shares of its capital stock in connection with the transaction. Except to the extent required by applicable law or regulation, Origin disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding Origin and factors which could affect the forward-looking statements contained herein can be found in Origin’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its other filings with the Securities and Exchange Commission (“SEC”).

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction (the “Transaction”), Origin will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Origin and BTH and a prospectus of Origin, as well as other relevant documents concerning the Transaction. Certain matters in respect of the Transaction involving BTH and Origin will be submitted to BTH’s and Origin’s shareholders for their consideration.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT ORIGIN, BTH AND THE TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from Origin at its website, www.origin.bank.  Documents filed with the SEC by Origin will be available free of charge by accessing Origin’s Investor Relations website at ir.origin.bank or, alternatively, by directing a request by mail or telephone to Origin Bancorp, Inc., 500 South Service Road East, Ruston, Louisiana 71270, Attn: Investor Relations, (318) 497-3177.

PARTICIPANTS IN THE SOLICITATION

Origin, BTH and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Origin and BTH in connection with the proposed transaction under the rules of the SEC. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about Origin, and its directors and executive officers, may be found in Origin’s definitive proxy statement relating to its 2021 Annual Meeting of Shareholders filed with the SEC on March 17, 2021, and other documents filed by Origin with the SEC. These documents can be obtained free of charge from the sources described above.

NO OFFER OR SOLICITATION

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.